Exhibit 10.19

Execution Version

SECOND AMENDMENT AGREEMENT

SECOND AMENDMENT AGREEMENT dated as of August 7, 2017 (this “Second Amendment”) to the Term Loan Credit Agreement dated as of May 4, 2016 (as amended by the First Amendment Agreement, dated as of November 14, 2016, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time and immediately prior to the Second Amendment Effective Date (as defined below), the “Credit Agreement”), among PQ Corporation, a Pennsylvania corporation (the “Borrower’), CPQ Midco I Corporation, a Delaware corporation (“Holdings”), the Guarantors, Citibank, N.A., as an Additional Term Lender (as defined below) and Credit Suisse AG, Cayman Islands Branch, as administrative agent (the “Administrative Agent”) and as collateral agent.

A. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below). Citi is acting as sole lead arranger and sole bookrunner (in such capacities, the “Repricing Arranger”) in connection with this Second Amendment. For purposes of this Second Amendment, “Citi” shall mean Citigroup Global Markets Inc., Citibank, N.A., Citicorp North America, Inc. and/or any of their affiliates as Citi shall determine to be appropriate to provide the services contemplated herein.

B. Pursuant to Section 9.02(c) of the Credit Agreement, the Borrower has requested that the Credit Agreement be amended to, among other things: (a) provide for a new tranche of Replacement Term Loans denominated in Dollars (the “Second Amendment Tranche B-1 Term Loans”) in an aggregate amount of $920,791,875.00, the proceeds of which will be used in part to refinance in full all Tranche B-1 Term Loans outstanding immediately prior to the effectiveness of this Second Amendment (collectively, the “Existing Tranche B-1 Term Loans”), and which Second Amendment Tranche B-1 Term Loans shall have the same terms (other than to the extent expressly provided in this Second Amendment) under the Loan Documents as the Existing Tranche B-1 Term Loans, (b) provide for a new tranche of Replacement Term Loans denominated in Euros (the “Second Amendment Tranche B-2 Term Loans” and, together with the Second Amendment Tranche B-1 Term Loans, the “Second Amendment Term Loans”) in an aggregate amount of €281,212,468.75, the proceeds of which will be used in part to refinance in full all Tranche B-2 Term Loans outstanding immediately prior to the effectiveness of this Second Amendment (collectively, the “Existing Tranche B-2 Term Loans” and, together with the Existing Tranche B-1 Term Loans, the “Existing Term Loans”), and which Second Amendment Tranche B-2 Term Loans shall have the same terms (other than to the extent expressly provided in this Second Amendment) under the Loan Documents as the Existing Tranche B-2 Term Loans and (c) make certain other changes as more fully set forth herein.

C. Each Term Lender that executes and delivers a consent to this Second Amendment in the form of the Lender Consent attached to the Election Notice Memorandum posted on Intralinks on July 26, 2017 (the “Lender Consent”) will be deemed (i) to have irrevocably agreed and consented to the terms of this Second Amendment and the Amended Credit Agreement and (ii) if so elected by such Term Lender (an “Exchanging Term Lender”), (A) to have irrevocably agreed to exchange (as defined below) the Allocated Amount (as defined in the Cashless Settlement of Existing Term Loans letter dated August 7, 2017 by and among the Borrower and the Administrative Agent) of its Existing Tranche B-1 Term Loans (all Existing Tranche B-1 Term Loans so exchanged, the “Exchanged Tranche B-1 Term Loans”) on the Second Amendment Effective Date for Second Amendment Tranche B-1 Terms Loans in an equal principal amount, (B) to have irrevocably agreed to exchange the Allocated Amount of its Existing Tranche B-2 Term Loans (all Existing Tranche B-2 Term Loans so exchanged, the “Exchanged Tranche B-2 Term Loans” and, together with the Exchanged Tranche B-1 Term Loans, the “Exchanged Term Loans”) on the Second Amendment Effective Date for Second Amendment Tranche B-2 Term Loans in an equal principal amount and (C) upon the Second Amendment Effective Date, to have exchanged (by cashless or assignment settlement, as further described in the Lender Consent) the Allocated Amount of its Existing Tranche B-1 Term Loans and/or its Existing Tranche B-2 Term Loans with Second Amendment Tranche B-1 Terms Loans and/or Second Amendment Tranche B-2 Term Loans, as applicable, in an equal principal amount.

D. Each Person that executes and delivers a signature page to this Second Amendment in the capacity of an “Additional Term Lender” (each, an “Additional Term Lender” and all Additional Term Lenders, together with all Exchanging Term Lenders, collectively, the “Second Amendment Term Lenders”) will be deemed to have irrevocably (i) agreed to the terms of this Second Amendment and the Amended Credit Agreement, (ii) committed to make the Second Amendment Tranche B-1 Term Loans and/or Second Amendment Tranche B-2 Term Loans to the Borrower on the Second Amendment Effective Date (the “Additional Term Loans”) in the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Additional Term Lender committed to make as Additional Term Loans) and (iii) upon the Second Amendment Effective Date, made such Additional Term Loans to the Borrower.

E. By executing and delivering a signature page to this Second Amendment, the Administrative Agent will be deemed upon the Second Amendment Effective Date to have irrevocably agreed to the terms of this Second Amendment and the Amended Credit Agreement.

F. The aggregate proceeds of the Additional Term Loans will be used to refinance in full all Existing Term Loans, other than Exchanged Term Loans, on the terms and subject to the conditions set forth herein.

G. To accomplish the foregoing (a) the Borrower and the Administrative Agent (on behalf of itself and on behalf of Lenders that have executed Lender Consents and the Exchanging Term Lenders) and the Additional Term Lenders whose signatures appear below, are willing to amend the Credit Agreement as set forth below (the Credit Agreement as amended by this Second Amendment, the “Amended Credit Agreement”), (b) the Exchanging Term Lenders are willing to exchange the Allocated Amount of their Existing Tranche B-1 Term Loans and/or Existing Tranche B-2 Term Loans with the Second Amendment Tranche B-1 Term Loans and/or Second Amendment Tranche B-2 Term Loans, as applicable and (c) the Additional Term Lenders are willing to replace in full all Existing Term Loans, other than Exchanged Term Loans, with Additional Term Loans on the Second Amendment Effective Date.

H. The amendments to the Credit Agreement set forth below are each subject to the satisfaction of the conditions precedent to effectiveness referred to herein and shall become effective as provided herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. The Borrower and the Administrative Agent (on behalf of itself and on behalf of Lenders that have executed Lender Consents and the Exchanging Term Lenders) and the Additional Term Lenders whose signatures appear below agree that the Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following new defined terms in proper alphabetical order:

“Second Amendment” shall mean the Second Amendment Agreement, dated as of August 7, 2017 among the Borrower, Holdings, each Guarantor, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” shall mean August 7, 2017.

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following defined terms therein in their entirety as follows:

“Applicable Rate” means, for any day,

(a) with respect to Initial Term Loans, the rate per annum applicable to the relevant Class of Loans set forth below:

ABR Spread for Tranche B-1 Term Loans	LIBO Rate Spread for Tranche B-1 Term Loans	LIBO Spread for Tranche B-2 Term Loans
2.25%	3.25%	3.25%

(b) with respect to any Additional Loan of any Class, the rate or rates per annum specified in the applicable Refinancing Amendment, Incremental Facility, or Extension Amendment.

“LIBO Rate” means, the Published LIBO Rate, as adjusted to reflect applicable reserves prescribed by governmental authorities; provided that, (i) in the case of the Tranche B-1 Term Loans, in no event shall the LIBO Rate be less than 0.00% per annum and (ii) in the case of the Tranche B-2 Term Loans, in no event shall the LIBO Rate be less than 0.75% per annum.

“Published LIBO Rate” means, with respect to any Interest Period when used in reference to any Loan or Borrowing,

(a) in the case of any LIBO Rate Loan denominated in Dollars, (1) the rate of interest appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to such service as determined by Administrative Agent) as the London interbank offered rate for deposits in Dollars for a term comparable to such Interest Period, at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the commencement of such Interest Period (but if more than one rate is specified on such page, the rate will be an arithmetic average of all such rates) and (2) if such rate is not available at such time for any reason, then the “Published LIBO Rate” for such Interest Period shall be (x) a comparable successor or alternative interbank rate for deposits in Dollars that is, at such time, broadly accepted by the syndicated loan market in lieu of the “Published LIBO Rate” and is reasonably acceptable to the Borrower and the Administrative Agent or (y) solely if no such broadly accepted comparable successor interbank rate exists at such time, a successor or alternative index rate as the Administrative Agent and the Borrower may determine with the consent of the Required Lenders; and

(b) in the case of any LIBO Rate Loan denominated in Euros, (1) the rate of interest appearing on the Reuters Page EURIBOR01 (or any successor or substitute page of such service, or any successor such service as determined by the Administrative Agent) as the Euro Interbank Offered Rate for deposits in Euros for a term comparable to such Interest Period at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the commencement of such Interest Period (but if more than one rate is specified on such page, the rate will be an arithmetic average of all such rates) and (2) if such rate is not available at such time for any reason, then the “Published LIBO Rate” for such Interest Period shall be (x) a comparable successor or alternative interbank rate for deposits in Euros that is, at such time, broadly accepted by the syndicated loan market in lieu of the “Published LIBO Rate” and is reasonably acceptable to the Borrower and the Administrative Agent or (y) solely if no such broadly accepted comparable successor interbank rate exists at such time, a successor or alternative index rate as the Administrative Agent and the Borrower may determine with the consent of the Required Lenders.

“Tranche B-1 Term Loans” means (a) prior to the Second Amendment Effective Date, a term loan made by a Term Lender pursuant to Section 2.01(a)(i) of the Credit Agreement (as defined in the Second Amendment) and (b) on or after the Second Amendment Effective Date, the Second Amendment Tranche B-1 Term Loans (as defined in the Second Amendment) made pursuant to and in accordance with the Second Amendment on the Second Amendment Effective Date.

“Tranche B-2 Term Loans” means (a) prior to the Second Amendment Effective Date, a term loan made by a Term Lender pursuant to Section 2.01(a)(ii) of the Credit Agreement (as defined in the Second Amendment) and (b) on or after the Second Amendment Effective Date, the Second Amendment Tranche B-2 Term Loans (as defined in the Second Amendment) made pursuant to and in accordance with the Second Amendment on the Second Amendment Effective Date.

(c) Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a) On the First Amendment Effective Date, the initial Term Lenders made (i) the Existing Tranche B-1 Term Loans (as defined in the Second Amendment) to the Borrower in the original aggregate principal amount of $927,750,000 and (ii) the Existing Tranche B-2 Term Loans (as defined in the Second Amendment) to the Borrower in the original aggregate principal amount of €283,337,500. Subject to the terms and conditions set forth in the Second Amendment, the Second Amendment Term Lenders (as defined in the Second Amendment) agree, severally and not jointly, to make the Second Amendment Tranche B-1 Term Loans and Second Amendment Tranche B-2 Term Loans (each as defined in the Second Amendment) to the Borrower on the Second Amendment Effective Date.

(d) Section 2.12(c) of the Credit Agreement is hereby amended by deleting each reference to the phrase “six months after the First Amendment Effective Date” therein and replacing it with the phrase “six months after the Second Amendment Effective Date”.

(e) Section 5.11 of the Credit Agreement is hereby amended by adding the following new sentence immediately after the last sentence thereof:

The Borrower shall use the proceeds of the Additional Term Loans (as defined in the Second Amendment), if any, on the Second Amendment Effective Date to refinance in full all Existing Term Loans (as defined in the Second Amendment), other than Exchanged Term Loans (as defined in the Second Amendment), on the terms and subject to the conditions set forth in the Second Amendment.

(f) As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “herein,” “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean, from and after the Second Amendment Effective Date, the Credit Agreement as amended by this Second Amendment.

SECTION 2. Term Lenders; Second Amendment Term Loans; Administrative Agent Authorization.

(a) Term Lenders. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Exchanging Term Lender (by executing a Lender Consent) irrevocably (A) agrees to the terms of this Second Amendment and the Amended Credit Agreement, (B) if so elected in its Lender Consent, agrees to exchange (as set forth on its Lender Consent) the Allocated Amount of its Existing Tranche B-1 Term Loans with the Second Amendment Tranche B-1 Term Loans in an equal principal amount, (C) if so elected in its Lender Consent, agrees to exchange (as set forth on its Lender Consent) the Allocated Amount of its Existing Tranche B-2 Term Loans with Second Amendment Tranche B-2 Term Loans in an equal principal amount and (D) upon the Second Amendment Effective Date, shall exchange (as set forth on its Lender Consent) the Allocated Amount of its Existing Tranche B-1 Term Loans and/or Existing Tranche B-2 Term Loans with the Second Amendment Tranche B-1 Terms Loans and/or Second Amendment Tranche B-2 Term Loans, as applicable, in an equal principal amount and (ii) each Additional Term Lender irrevocably (A) agrees to the terms of this Second Amendment and the Amended Credit Agreement, (B) commits to make Additional Term Loans in the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Additional Term Lender committed to make as Additional Term Loans) and (C) upon the Second Amendment Effective Date, shall refinance in full all Existing Term Loans, other than Exchanged Term Loans, with such Additional Terms Loans. Each Additional Term Lender further acknowledges and agrees that, as of the Second Amendment Effective Date, it shall be a “Lender” and a “Term Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder. For purposes of this Second Amendment, “exchange” shall mean convert and continue. For the avoidance of doubt, notwithstanding anything herein to the contrary, it is acknowledged and agreed that (i) the Existing Tranche B-1 Term Loans of the Exchanging Term Lenders will be converted into and continued as Second Amendment Tranche B-1 Term Loans and such Exchanged Tranche B-1 Term Loans shall be on the same terms (other than to the extent expressly provided in this Second Amendment) under the Loan Documents as such Existing Tranche B-1 Term Loans and (ii) the Existing Tranche B-2 Term Loans of the Exchanging Term Lenders will be converted into and continued as Second Amendment Tranche B-2 Term Loans and such Exchanged Tranche B-2 Term Loans shall be on the same terms (other than to the extent expressly provided in this Second Amendment) under the Loan Documents as such Existing Tranche B-2 Term Loans.

(b) Second Amendment Term Loans.

(i) On the Second Amendment Effective Date, the proceeds of all Additional Term Loans, if any, shall be used to refinance in full all Existing Term Loans, other than Exchanged Term Loans, on the terms and subject to the conditions set forth herein. The commitments of the Additional Term Lenders and the undertakings of the Exchanging Term Lenders are several and no such Second Amendment Term Lender will be responsible for any other Second Amendment Term Lender’s failure to make, acquire or exchange the Second Amendment Term Loans. On the Second Amendment Effective Date, the aggregate principal amount of the Second Amendment Tranche B-1 Term Loans shall be $920,791,875.00 and the aggregate principal amount to the Second Amendment Tranche B-2 Term Loans shall be €281,212,468.75. Each of the parties hereto acknowledges and agrees that the terms of this Second Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by this Second Amendment and the Amended Credit Agreement.

(ii) Each Exchanging Term Lender hereby waives any breakage loss or expenses due and payable to it by the Borrower pursuant to Section 2.16 of the Credit Agreement with respect to the exchange of its Exchanged Term Loans with the Second Amendment Term Loans on a date other than the last day of the Interest Period relating to such Exchanged Term Loans.

(iii) The Second Amendment Term Loans shall initially be LIBO Rate Loans with an Interest Period commencing on the Second Amendment Effective Date and ending on the date specified by the Borrower in the applicable Borrowing Request delivered by it pursuant to Section 4(a)(iv)(4) below. Such Borrowing Request shall be delivered not later than noon, New York City time, three (3) Business Days prior to the date of the Borrowing of the Second Amendment Term Loans (unless a shorter period is agreed by the Administrative Agent), in accordance with the provisions of Section 2.03 of the Credit Agreement.

(iv) The Borrower and the Administrative Agent hereby consent to any assignments made by Citi or any affiliate thereof to the Persons included in the list of allocations separately provided to the Borrower and the Administrative Agent (or any Approved Funds or Affiliate of such Persons) in connection with the primary syndication of the Second Amendment Term Loans.

(c) Administrative Agent Authorization. The Borrower, the Exchanging Term Lenders who executed and delivered a Lender Consent and the Additional Term Lenders whose signatures appear below authorize and direct the Administrative Agent to (i) execute and deliver a counterpart to this Second Amendment on its behalf and on behalf of the Required Lenders and the Exchanging Term Lenders, (ii) determine all amounts, percentages and other information with respect to the Loans of each Lender, which amounts, percentages and other information may be determined only upon receipt by the Administrative Agent of the Lender Consents and the signature pages of all Lenders whose signatures appear below and (iii) enter and complete all such amounts, percentages and other information in the Amended Credit Agreement, as appropriate. The Administrative Agent’s determination and entry and completion shall be conclusive and shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Borrower under the Amended Credit Agreement, in each case, absent clearly demonstrable error.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Second Amendment, the Borrower and each Guarantor represents and warrants to each of the Lenders, and the Administrative Agent that, as of the Second Amendment Effective Date:

(a) the execution, delivery and performance of this Second Amendment are within each applicable Loan Party’s corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action on the part of each such Loan Party;

(b) this Second Amendment has been duly executed and delivered by each Loan Party and is a legal, valid and binding obligation of such Loan Party; enforceable in accordance with its terms, subject to the Legal Reservations;

(c) the execution and delivery of this Second Amendment by each Loan Party party hereto and the performance by each Loan Party hereof do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority except (i) such as have been obtained or made and are in full force and effect, (ii) in connection with the Perfection Requirements and (iii) such consents, approvals, registrations or filings or other actions the failure to obtain or make which could not reasonably be expected to have a Material Adverse Effect; and

(d) the representations and warranties set forth in Article III of the Amended Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the Second Amendment Effective Date, with the same force and effect as though made on and as of such date, except to the extent such representations and warranties specifically refer to a given date or period, in which case such representations and warranties were true and correct in all material respects on an as of such date or period; provided that, any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language are true and correct (after giving effect to any qualification therein) in all respects as of such respective dates.

SECTION 4. Conditions to Effectiveness of this Second Amendment.

(a) This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which:

(i) The Administrative Agent shall have received duly executed and delivered counterparts of this Second Amendment that, when taken together, bear the signatures of the Borrower, Holdings, the Additional Term Lenders, the Administrative Agent (on its behalf, as well as on behalf of the Required Lenders and the Exchanging Term Lenders) and all Guarantors;

(ii) (A) Each of the representations and warranties set forth in Section 3 shall be true and correct in all material respects on and as of the Second Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties specifically refer to a given date or period, in which case such representations and warranties shall have been true and correct in all material respects on and as of such date or period; provided that, any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language are true and correct (after giving effect to any qualification therein) in all respects as of such respective dates and (B) no Default or Event of Default has occurred and is continuing both before and immediately after giving effect to the transactions contemplated hereby;

(iii) The Administrative Agent shall have received a customary written opinion of (a) Ropes & Gray LLP, special counsel for the Loan Parties, dated as of the Second Amendment Effective Date and addressed to the Administrative Agent and the Lenders and (b) Babst, Calland, Clements and Zomnir, P.C., special counsel for the Borrower and any Guarantors organized under the laws of Pennsylvania, dated as of the Second Amendment Effective Date and addressed to the Administrative Agent and the Lenders;

(iv) The Administrative Agent shall have received:

(1) a certificate of the secretary or assistant secretary (or equivalent officer) on behalf of each Loan Party dated the Second Amendment Effective Date, certifying (A) that either (x) attached thereto is a true and complete copy of each Organizational Document of such Loan Party and, with respect to the articles or certificate of incorporation or organization (or similar document) certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its organization or (y) the Organizational Documents of such Loan Party last delivered to the Administrative Agent have not been amended and are in full force and effect, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of this Second Amendment and any other Loan Documents executed in connection with this Second Amendment to which such person is a party and, in the case of the Borrower, the Borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect as of the date of such certificate, and (C) as to the incumbency and specimen signature of each officer or authorized person executing this Second Amendment and any other Loan Document executed in connection with this Second Amendment or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer or authorized person as to the incumbency and specimen signature of the officer or authorized person executing the certificate in this clause (i));

(2) to the extent applicable, a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State (or other applicable Governmental Authority) of its jurisdiction of organization;

(3) a certificate dated the Second Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the condition precedent set forth in Section 4(a)(ii); and

(4) a Borrowing Request completed and signed by a Responsible Officer of the Borrower;

(v) The aggregate proceeds of all Additional Term Loans, if any, shall have been applied, concurrently with the exchange of the Exchanged Term Loans with the Second Amendment Term Loans, to refinance in full all Existing Term Loans, other than Exchanged Term Loans, on the terms and subject to the conditions set forth herein;

(vi) The Borrower shall have, concurrently with the exchange of Exchanged Term Loans with the Second Amendment Term Loans and the making of the Additional Term Loans, if any, (A) paid all accrued and unpaid interest and other amounts on the aggregate principal amount of the Existing Term Loans and (B) paid to all Term Lenders holding Existing Term Loans immediately prior to the Second Amendment Effective Date that are not party to this

Second Amendment, if any, all indemnities, cost reimbursements and other Obligations (as defined below), if any, then due and owing to such Term Lenders under the Loan Documents (prior to the effectiveness of this Second Amendment) and of which the Borrower has been notified; and

(vii) The Repricing Arrangers shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document or other agreement with the Borrower relating to the transactions contemplated hereby.

SECTION 5. Post-Closing Matters.

The Borrower shall and shall cause each Guarantor to within 60 days after the Second Amendment Effective Date (or such longer period as the Administrative Agent may determine in its reasonable discretion) (and which requirements may be waived by the Administrative Agent in its reasonable discretion):

(a) execute, deliver and file amendments to the Mortgages existing prior to the Second Amendment Effective Date in a form acceptable to the Administrative Agent, together with such title endorsements as are reasonably required to give effect thereto in a form acceptable to the Administrative Agent, together with (x) such owner’s title affidavits as may be reasonably required by the title insurer in substantially the form previously accepted by the title insurer with respect to such Mortgages, including therein any so-called “no-change” survey affidavit and (y) any documents required in connection with the recording of such mortgage amendments and issuance of such endorsements;

(b) to the extent reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the amendments to the Mortgages described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent; and

(c) deliver to the Administrative Agent a completed standard “life of loan” flood hazard determination form for each property encumbered by a Mortgage, and if the property is located in an area designated by the U.S. Federal Emergency Management Agency (or any successor agency) as having special flood or mud slide hazards, (i) a notification to the Borrower (“Borrower Notice”) and (if applicable) notification to the Borrower that flood insurance coverage under the National Flood Insurance Program (“NFIP”) created by the U.S. Congress pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994 and the Flood Insurance Reform Act of 2004 is not available because the applicable community does not participate in the NFIP, (ii) documentation evidencing the Borrower’s receipt of the Borrower Notice (e.g., countersigned Borrower Notice, return receipt of certified U.S. Mail, or overnight delivery), and (iii) if Borrower Notice is required to be given and flood insurance is available in the community in which the property is located, a copy of one of the following: the flood insurance policy, the Borrower’s application for a flood insurance policy plus proof of premium payment, a declaration page confirming that flood insurance has been issued, or such other evidence of flood insurance reasonably satisfactory to the Administrative Agent.

SECTION 6. Effect of Amended Credit Agreement.

(a) Except as expressly set forth herein or in the Amended Credit Agreement, this Second Amendment and the Amended Credit Agreement shall not by implication or otherwise limit,

impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement, the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the Amended Credit Agreement or any other provision of the Credit Agreement, the Amended Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower, any Guarantor or any other Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On the Second Amendment Effective Date, the Credit Agreement shall be amended as set forth in Section 1 above. The parties hereto acknowledge and agree that (i) this Second Amendment, the Amended Credit Agreement, any other Loan Document or other document or instrument executed and delivered in connection herewith do not constitute a novation, or termination of the obligations of the Borrower and the Guarantors under the Loan Documents, including, without limitation, the Credit Agreement and the Security Agreement, as in effect prior to the Second Amendment Effective Date (collectively, the “Obligations”) and (ii) such Obligations are in all respects continuing (as amended by this Second Amendment) with only the terms thereof being modified to the extent provided in this Second Amendment, and the Borrower and each Guarantor reaffirm such Obligations, including in respect of any guaranties of, and any pledges of collateral securing, such Obligations, including, without limitation, the Second Amendment Term Loans. Upon the satisfaction of the conditions precedent set forth in Section 4 of this Second Amendment, the provisions of this Second Amendment will become effective and binding upon, and enforceable against, the Borrower, the Administrative Agent and the Lenders.

(c) This Second Amendment shall constitute a Loan Document for all purposes under the Amended Credit Agreement and shall be administered and construed pursuant to the terms of the Amended Credit Agreement.

SECTION 7. Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 4. Delivery of an executed signature page to this Second Amendment by facsimile or other electronic transmission (including “pdf”) shall be as effective as delivery of a manually signed counterpart of this Second Amendment.

SECTION 8. Applicable Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Headings. Headings used herein are for convenience of reference only, are not part of this Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Second Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective officers as of the day and year first above written.

PQ CORPORATION as Borrower

By:	/s/ Joseph S. Koscinski
	Name:	Joseph S. Koscinski
	Title:	Vice President, Secretary and General Counsel

CPQ MIDCO I CORPORATION as Holdings

By:	/s/ Joseph S. Koscinski
	Name:	Joseph S. Koscinski
	Title:	Secretary and Vice President

COMMERCIAL RESEARCH ASSOCIATES, INC. DELPEN CORPORATION PQ ASIA INC. PQ EXPORT COMPANY PQ SYSTEMS INCORPORATED PHILADELPHIA QUARTZ COMPANY as Guarantors

By:	/s/ Joseph S. Koscinski
	Name:	Joseph S. Koscinski
	Title:	Vice President and Secretary

PQ INTERNATIONAL, INC. as a Guarantor

By:	/s/ Joseph S. Koscinski
	Name:	Joseph S. Koscinski
	Title:	President and Secretary

PQ Second Amendment Agreement

ECO SERVICES OPERATIONS CORP. POTTERS INDUSTRIES, LLC as Guarantors

By:	/s/ Joseph S. Koscinski
	Name:	Joseph S. Koscinski
	Title:	Vice President, General Counsel and Secretary

POTTERS INDUSTRIES HOLDING, INC. as a Guarantor

By:	/s/ Joseph S. Koscinski
	Name:	Joseph S. Koscinski
	Title:	Secretary

SAJB HOLDING COMPANY, LLC as a Guarantor

By:	/s/ Joseph S. Koscinski
	Name:	Joseph S. Koscinski
	Title:	Secretary and Vice President

POTTERS HOLDINGS II, L.P. as a Guarantor By: POTTERS HOLDINGS II GP, LLC, its general partner

By:	/s/ Joseph S. Koscinski
	Name:	Joseph S. Koscinski
	Title:	Secretary and Vice President

PQ Second Amendment Agreement

ACKNOWLEDGED AND ACCEPTED BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Administrative Agent

By:	/s/ Vippul Dhadda
	Name:	Vippul Dhadda
	Title:	Authorized Signatory

By:	/s/ Lea Baerlocher
	Name:	Lea Baerlocher
	Title:	Authorized Signatory

PQ Second Amendment Agreement

Additional Term Lenders:

☒	Mark this box to consent as an Additional Term Lender and to make the Second Amendment Term Loans to the Borrower on the Second Amendment Effective Date in an amount not to exceed the amount expressly set forth on your signature page hereto as described in this Second Amendment.

Specify the maximum amount of Additional Term Loans you are requesting:

            Second Amendment Tranche B-1 Term Loans $ 26,304,613.65

            Second Amendment Tranche B-2 Term Loans € 3,920,375.00

By executing this Second Amendment, the undersigned consents to this Second Amendment and the Amended Credit Agreement.

Please enter the information of a contact for any questions on this signature page:	Name of Institution:
Citibank, N.A.
Name:

	By:	/s/ Akshay Kulkami
Name: Akshay Kulkami
Title: Vice President
Tel No.

Name:
By:
Name:
Title:

PQ Second Amendment Agreement